OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
SEMIANNUAL REPORT APRIL 30, 1997

[PHOTO]


"WE HAVE
A LOT OF
IMPORTANT
GOALS, SO WE
NEED OUR
INVESTMENT
TO GROW
OVER TIME."

[OPPENHEIMERFUNDS LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO WANT THE OPPORTUNITY
TO PURSUE GROWTH OVER TIME FOR THEIR LONG-TERM NEEDS.

                                     NEWS

                               BEAT THE AVERAGE

Cumulative Total Return for the
5-Year Period Ended 3/31/97:

Oppenheimer Quest
Opportunity Value Fund
Class A Shares (at net asset value)(1)

121.09%

Lipper Flexible Portfolio Average for 51 Flexible Portfolio Funds for the 5-Year Period Ended 3/31/97(3)

69.42%

THE FUND'S CLASS A SHARES ARE RANKED ***** AMONG 1,919 (3-YEAR) AND 1,076 (5-YEAR) EQUITY FUNDS AS OF 3/31/97 BY MORNINGSTAR MUTUAL FUNDS.(4)

HOW YOUR FUND IS MANAGED

Oppenheimer Quest Opportunity Value Fund invests in stocks offering long-term growth potential, along with a mix of bonds and money market instruments. The Fund is structured to seek growth of capital using a value discipline.

PERFORMANCE

Total returns for the six months ended 4/30/97 for Class A, B and C shares were 8.44%, 8.19% and 8.17%, respectively, without deducting sales charges. Cumulative total return for Class Y shares from inception on 12/16/96 to 4/30/97 was 5.31%.(1)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 3/31/97 and since inception on 1/3/89 were 8.14%, 15.82% and 17.04%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 9/1/93 were 9.18% and 17.14%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 9/1/93 were 13.13% and 17.65%, respectively. Cumulative total return for Class Y shares from inception on 12/16/96 to 3/31/97 was 2.04%.(2)

OUTLOOK

"The recent correction has reduced the valuations on many stocks, and we believe the coming months may present many opportunities."

                                           Richard Glasebrook, Portfolio Manager
                                                                  April 30, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's Sub-adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's Adviser until 11/22/95).

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.

3. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Quest Opportunity Value Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance is based on total return and does not take sales charges into account.

4. Source:Morningstar Mutual Funds, 3/31/97. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.The Fund is ranked 5 stars (3-year) and 5 stars (5-year), weighted 40%/60%, respectively.

2    Oppenheimer Quest Opportunity Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Quest Opportunity
Value Fund

DEAR SHAREHOLDER,

So far, 1997 has brought the volatility we anticipated in the equity market. April saw a 9% decline, but it was followed by an even larger rebound. Despite this volatility, we remain optimistic about the rest of the year. On the one hand, the equity market is backed by solid economic fundamentals that should continue for the near future. On the other hand, the ups and downs of the business cycle are a reality, and at some point, possibly this year, we expect that the economy will move into a phase of slower growth.

      On a positive note, the economy has been expanding slowly but steadily. Interest rates are still relatively low, despite the Federal Reserve's recent increase in short-term rates. Low interest rates translate into reduced borrowing rates for companies, which use these savings to improve productivity through new efficiency-enhancing technologies. Higher productivity translates into lower production costs, which in turn results in higher profits.

      In addition, inflation is at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "pre-emptive" act to keep inflation low and extend the economy's healthy growth cycle.

      Despite this good news, we are realistic about the future of the equity market. During 1996, most market gains came from a very select group of about 50-100 large-capitalization stocks. The broader market, including small- and mid-size companies, actually delivered mixed results for the past year. Many large-company stocks are becoming overvalued, or expensive in price, and market buyers will reach a point when they are no longer willing to pay high premiums for them. This may result in a correction, unless investors turn to the many small- and mid-cap stocks that are relatively undervalued. There is plenty of room for growth in these areas, and we expect to see these stocks participating in the market during 1997.

      In this uncertain period, selectivity will be our key to maintaining an effective portfolio. It will be important to base stock choices on the individual merits of companies, such as strong management, fundamental business policies, long-term future prospects and price. For you, the investor, maintaining a long-term investment horizon is essential. Short-term swings will inevitably occur, but the market's long-term trend has been to move higher and higher.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill


May 21, 1997

3    Oppenheimer Quest Opportunity Value Fund

Q + A

[PHOTO]
RICHARD GLASEBROOK
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Oppenheimer Quest Opportunity Value Fund performed very well during the period. In fact, the Fund's Class A shares finished in the top quartile of flexible portfolio funds compiled by Lipper Analytical Services, ranking 18th out of 196 for the 1-year period ended March 31, 1997.(1)

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

In this fund, we look for companies that have three basic traits. First, the businesses we select must have a competitive advantage versus other companies within their industry, a benefit that can allow them to realize a high return on invested capital. Second, we look for companies with strong management teams that are focused on working hard for the shareholders by implementing procedures that will improve stock prices, such as paying down debt, buying back stock and paying dividends. And third, we look for stocks that can be purchased at advantageous prices.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The financial services industry performed very well over the period. And, because we were heavily invested there, we experienced overall enhanced performance. Two of our strongest holdings were in the banking industry. The Fund's largest holding, Wells Fargo & Co., was able to dramatically reduce its operating expenses. In addition, it has instituted a distribution channel for small full-service banking by setting up branches in local super-market chains. Another bank holding, Citicorp, while profitable in the United States, has also enjoyed a very successful franchise operation in the Pacific Rim's emerging markets.

      We also benefited from our holdings in Federal Home Loan Mortgage Corp., commonly referred to as "Freddie Mac." In addition to the mortgage business, Freddie Mac also has the related business of insuring the homes it mortgages, which generates large amounts of cash flow. Another strong performer was McDonnell Douglas, an aerospace firm, reporting impressive gains during the period due to its merger with Boeing International.(2)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS EXPECTED?

Tele-Communications, Inc., a cable-television distribution firm, proved a disappointment. The company has experienced operating shortfalls, which resulted in productivity problems and compounded an already high level of debt. However, new management is currently in place, and we expect to see a turnaround in the near future.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe we have assembled a fund with many strong companies. We've raised the cash level slightly to allow us to take advantage of any buying opportunities that may arise going forward, particularly within the financial services industry. The recent correction has reduced the valuations on many stocks, and we believe the coming months may present many opportunities.

1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Quest Opportunity Value Fund was ranked 1st out of 51 funds in its category for the 5-year period ended 3/31/97. Oppenheimer Quest Opportunity Value Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance is based on total return and does not take sales charges into account.

2. The Fund's portfolio is subject to change.

4    Oppenheimer Quest Opportunity Value Fund

       FINANCIALS

       CONTENTS


       STATEMENT OF INVESTMENTS                               6
       STATEMENT OF ASSETS AND LIABILITIES                    9
       STATEMENT OF OPERATIONS                               10
       STATEMENTS OF CHANGES IN NET ASSETS                   11
       FINANCIAL HIGHLIGHTS                                  12
       NOTES TO FINANCIAL STATEMENTS                         14

5      Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS   April 30, 1997 (Unaudited)

                                                                                                   FACE                MARKET VALUE
                                                                                                   AMOUNT              SEE NOTE 1
===================================================================================================================================
SHORT-TERM NOTES--21.2%
-----------------------------------------------------------------------------------------------------------------------------------
       American Express Credit Corp., 5.49%, 6/2/97(1)                                             $72,612,000         $ 72,256,320
       ----------------------------------------------------------------------------------------------------------------------------
       Beneficial Corp., 5.52%, 5/15/97(1)                                                          28,026,000           27,965,838
       ----------------------------------------------------------------------------------------------------------------------------
       Deere (John) Capital Corp., 5.51%, 5/8/97(1)                                                 40,000,000           39,957,144
       ----------------------------------------------------------------------------------------------------------------------------
       Deere (John) Capital Corp., 5.55%, 5/1/97(1)                                                 67,215,000           67,215,000
       ----------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Bank, 5.33%, 5/22/97(1)                                                    21,435,000           21,368,355
       ----------------------------------------------------------------------------------------------------------------------------
       Ford Motor Credit Co., 5.48%, 5/22/97(1)                                                     95,124,000           94,819,920
       ----------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 5.51%, 6/5/97(1)                                             15,353,000           15,270,755
       ----------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 5.55%, 5/1/97(1)                                             55,665,000           55,665,000
       ----------------------------------------------------------------------------------------------------------------------------
       IBM Credit Corp., 5.49%, 5/19/97(1)                                                          50,000,000           49,862,750
       ----------------------------------------------------------------------------------------------------------------------------
       International Business Machines Corp., 5.45%, 5/19/97(1)                                     12,380,000           12,346,264
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 5.35%, 5/12/97(1)                                                 81,160,000           81,022,978
       ----------------------------------------------------------------------------------------------------------------------------
       Prudential Funding Corp., 5.45%, 5/27/97(1)                                                  16,509,000           16,444,019
       ----------------------------------------------------------------------------------------------------------------------------
       Prudential Funding Corp., 5.55%, 5/1/97(1)                                                   48,602,000           48,602,000
                                                                                                                       ------------
       Total Short-Term Notes (Cost $602,796,343)                                                                       602,796,343

===================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       7.50%, 11/15/01--5/15/02                                                                       2,000,000           2,075,626
       7.875%, 4/15/98--8/15/01                                                                       1,100,000           1,136,610
                                                                                                                       ------------
       Total U.S. Government Obligations (Cost $3,160,641)                                                                3,212,236

                                                                                                   SHARES
===================================================================================================================================
COMMON STOCKS--78.4%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--10.9%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--6.6%
       Du Pont (E.I.) De Nemours & Co.                                                                1,075,000         114,084,375
       ----------------------------------------------------------------------------------------------------------------------------
       Hercules, Inc.                                                                                 1,300,000          51,187,500
       ----------------------------------------------------------------------------------------------------------------------------
       Monsanto Co.                                                                                     500,000          21,375,000
                                                                                                                     --------------
                                                                                                                        186,646,875

-----------------------------------------------------------------------------------------------------------------------------------
METALS--1.5%
       Freeport-McMoRan Copper & Gold, Inc., Cl. B                                                    1,500,000          43,687,500
-----------------------------------------------------------------------------------------------------------------------------------
PAPER--2.8%
       Champion International Corp.                                                                   1,710,000          79,515,000
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.0%
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--8.5%
       Mattel, Inc.                                                                                   3,400,000          94,775,000
       ----------------------------------------------------------------------------------------------------------------------------
       McDonald's Corp.                                                                               2,700,000         144,787,500
                                                                                                                       ------------
                                                                                                                        239,562,500

-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--4.5%
       Tele-Communications, Inc. (New), TCI Group, Series A(2)                                        9,242,100         127,656,506


6      Oppenheimer Quest Opportunity Value Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--2.6%
-----------------------------------------------------------------------------------------------------------------------------------
FOOD--1.5%
       H.J. Heinz Co.                                                                                 1,000,000         $41,500,000
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.1%
       Becton, Dickinson & Co.                                                                          700,000          32,200,000
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.0%
       Triton Energy Ltd.(2)                                                                            556,000          20,433,000
       ----------------------------------------------------------------------------------------------------------------------------
       Union Pacific Resources Group, Inc.                                                              300,000           8,137,500
                                                                                                                       ------------
                                                                                                                         28,570,500

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--26.4%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS--12.0%
       BankBoston Corp.                                                                               1,100,000          80,025,000
       ----------------------------------------------------------------------------------------------------------------------------
       Citicorp                                                                                       1,125,000         126,703,125
       ----------------------------------------------------------------------------------------------------------------------------
       Wells Fargo & Co.                                                                                505,000         134,708,750
                                                                                                                       ------------
                                                                                                                        341,436,875

-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.5%
       Countrywide Credit Industries, Inc.                                                            1,800,000          48,825,000
       ----------------------------------------------------------------------------------------------------------------------------
       Fannie Mae                                                                                     1,250,000          51,406,250
       ----------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.                                                               4,100,000         130,687,500
       ----------------------------------------------------------------------------------------------------------------------------
       First Empire State Corp.                                                                         34,100           10,980,200
                                                                                                                       ------------
                                                                                                                        241,898,950

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--5.9%
       ACE Ltd.                                                                                       1,500,000          90,000,000
       ----------------------------------------------------------------------------------------------------------------------------
       AFLAC, Inc.                                                                                      400,000          17,200,000
       ----------------------------------------------------------------------------------------------------------------------------
       EXEL Ltd.                                                                                        771,400          30,084,600
       ----------------------------------------------------------------------------------------------------------------------------
       Travelers Property Casualty Corp., Cl. A                                                         900,000          30,375,000
                                                                                                                       ------------
                                                                                                                        167,659,600

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--11.4%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.2%
       Browning-Ferris Industries, Inc.                                                                 300,000           8,512,500
       ----------------------------------------------------------------------------------------------------------------------------
       WMX Technologies, Inc.                                                                         2,750,000          80,781,250
                                                                                                                       ------------
                                                                                                                         89,293,750

7      Oppenheimer Quest Opportunity Value Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--7.0%
       Caterpillar, Inc.                                                                              1,300,000      $  115,700,000
       ----------------------------------------------------------------------------------------------------------------------------
       Tenneco, Inc.                                                                                  2,100,000          83,737,500
                                                                                                                     --------------
                                                                                                                        199,437,500

-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.2%
       Union Pacific Corp.                                                                              550,000          35,062,500
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.1%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--6.2%
       Alliant Techsystems, Inc.(2)                                                                     190,000           7,956,250
       ----------------------------------------------------------------------------------------------------------------------------
       Lockheed Martin Corp.                                                                            525,000          46,987,500
       ----------------------------------------------------------------------------------------------------------------------------
       McDonnell Douglas Corp.                                                                        2,025,000         120,234,375
                                                                                                                     --------------
                                                                                                                        175,178,125

-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--6.9%
       Intel Corp.                                                                                      335,000          51,296,875
       ----------------------------------------------------------------------------------------------------------------------------
       Loral Space & Communications Ltd.(2)                                                             500,000           7,312,500
       ----------------------------------------------------------------------------------------------------------------------------
       National Semiconductor Corp.(2)                                                                2,200,000          55,000,000
       ----------------------------------------------------------------------------------------------------------------------------
       Unitrode Corp.(2)(3)                                                                             580,000          22,910,000
       ----------------------------------------------------------------------------------------------------------------------------
       Varian Associates, Inc.                                                                        1,200,000          57,750,000
                                                                                                                     --------------
                                                                                                                        194,269,375
                                                                                                                     --------------
       Total Common Stocks (Cost $1,830,460,507)                                                                      2,223,575,556

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,436,417,491)                                                          99.7%      2,829,584,135
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             0.3           8,494,101
                                                                                                       --------      --------------
NET ASSETS                                                                                                100.0%     $2,838,078,236
                                                                                                       ========      ==============


       1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

       2. Non-income producing security.

       3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 1997. The aggregate fair value of all securities of affiliated companies as of April 30, 1997 amounted to $22,910,000. Transactions during the period in which the issuer was an affiliate are as follows:

                     BALANCE OCTOBER 31, 1996   GROSS ADDITIONS          GROSS REDUCTIONS         BALANCE APRIL 30, 1997
                     ------------------------   ----------------------   ----------------------   -------------------------
                     SHARES      COST           SHARES      COST         SHARES       COST        SHARES        COST
---------------------------------------------------------------------------------------------------------------------------
Unitrode Corp.       635,000     $12,360,696    9,200       $240,560     64,200       $640,564    580,000       $11,960,692

       See accompanying Notes to Financial Statements.

8      Oppenheimer Quest Opportunity Value Fund

STATEMENT OF ASSETS AND LIABILITIES   April 30, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value--see accompanying statement:
       Unaffiliated companies (cost $2,424,456,799)                                                                  $2,806,674,135
       Affiliated companies (cost $11,960,692)                                                                           22,910,000
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                                20,910,237
       Investments sold                                                                                                   3,481,884
       Interest and dividends                                                                                             2,710,790
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 31,327
                                                                                                                     --------------
       Total assets                                                                                                   2,856,718,373

===================================================================================================================================
LIABILITIES
       Bank overdraft                                                                                                     2,143,621
       ----------------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Distribution and service plan fees                                                                                 6,200,133
       Investments purchased                                                                                              4,998,125
       Shares of beneficial interest redeemed                                                                             4,877,672
       Trustees' fees                                                                                                         6,432
       Other                                                                                                                414,154
                                                                                                                     --------------
       Total liabilities                                                                                                 18,640,137

===================================================================================================================================
NET ASSETS                                                                                                           $2,838,078,236
                                                                                                                     ==============

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Par value of shares of beneficial interest                                                                    $      907,864
       ----------------------------------------------------------------------------------------------------------------------------
       Additional paid-in capital                                                                                     2,406,326,455
       ----------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                                4,480,301
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                          33,196,972
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Note 3                                                               393,166,644
                                                                                                                     --------------
       Net assets                                                                                                    $2,838,078,236
                                                                                                                     ==============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $1,339,098,869
       and 42,524,774 shares of beneficial interest outstanding)                                                             $31.49
       Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                       $33.41

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $1,191,658,163 and 38,359,687 shares of beneficial interest outstanding)                                           $31.07

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $303,770,716 and 9,789,307 shares of beneficial interest outstanding)                                              $31.03

       ----------------------------------------------------------------------------------------------------------------------------
       Class Y Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $3,550,488 and 112,626 shares of beneficial interest outstanding)                                                  $31.52

       See accompanying Notes to Financial Statements.

9      Oppenheimer Quest Opportunity Value Fund

STATEMENT OF OPERATIONS   For the Six Months Ended April 30, 1997 (Unaudited)

===================================================================================================================================
INVESTMENT INCOME
       Dividends                                                                                                       $ 14,065,770
       ----------------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                          11,018,913
                                                                                                                       ------------
       Total income                                                                                                      25,084,683

===================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                           10,127,762
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                            2,781,109
       Class B                                                                                                            4,691,525
       Class C                                                                                                            1,192,967
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer agent and accounting service fees--Note 4                                                                   919,085
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                              227,717
       Class B                                                                                                              215,530
       Class C                                                                                                               55,553
       Class Y                                                                                                                1,054
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                  217,338
       ----------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                           33,597
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                           13,978
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                               11,134
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 96,086
                                                                                                                       ------------
       Total expenses                                                                                                    20,584,435

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                     4,500,248

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN
       Net realized gain on investments:
       Unaffiliated companies                                                                                            31,578,658
       Affiliated companies                                                                                               1,650,869
                                                                                                                       ------------
       Net realized gain                                                                                                 33,229,527

       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                             121,878,430
                                                                                                                       ------------
       Net realized and unrealized gain                                                                                 155,107,957

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $159,608,205
                                                                                                                       ============

       See accompanying Notes to Financial Statements.

10     Oppenheimer Quest Opportunity Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                                                 APRIL 30, 1997      OCTOBER 31,
                                                                                                 (UNAUDITED)         1996
===================================================================================================================================
OPERATIONS
       Net investment income                                                                    $    4,500,248       $    4,578,345
       ----------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                            33,229,527           50,530,759
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                       121,878,430          171,894,684
                                                                                                --------------       --------------
       Net increase in net assets resulting from operations                                        159,608,205          227,003,788
===================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                      (3,619,259)          (2,200,923)
       Class B                                                                                        (804,122)            (693,117)
       Class C                                                                                        (155,754)            (168,699)
       ----------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                     (24,749,286)          (4,714,005)
       Class B                                                                                     (20,564,378)          (2,813,903)
       Class C                                                                                      (5,201,803)            (632,754)

===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from beneficial interest transactions--Note 2:
       Class A                                                                                     389,911,825          414,067,613
       Class B                                                                                     430,950,412          420,725,129
       Class C                                                                                     112,184,348          111,981,077
       Class Y                                                                                       3,452,728                   --

===================================================================================================================================
NET ASSETS
       Total increase                                                                            1,041,012,916        1,162,554,206
       ----------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                       1,797,065,320          634,511,114
                                                                                                --------------       --------------
       End of period (including undistributed net investment
       income of $4,480,301 and $4,559,188, respectively)                                       $2,838,078,236       $1,797,065,320
                                                                                                ==============       ==============

       See accompanying Notes to Financial Statements.

11     Oppenheimer Quest Opportunity Value Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A                                                                CLASS B
                                              ------------------------------------------------------------------     -------------

                                              SIX MONTHS                                                             SIX MONTHS
                                              ENDED                                                                  ENDED
                                              APRIL 30, 1997   YEAR ENDED OCTOBER 31,                                APRIL 30, 1997
                                              (UNAUDITED)      1996(3)      1995       1994      1993      1992      (UNAUDITED)
==================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $29.89        $24.59       $19.69     $18.71     $16.73     $14.29       $29.49
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .07           .10          .23(4)     .18(4)     .35(4)     .09(4)       .03
Net realized and unrealized gain (loss)            2.42          5.62         5.40       1.35       2.02       2.93         2.36
                                                -------       -------      -------    -------    -------    -------       ------
Total income (loss) from investment
operations                                         2.49          5.72         5.63       1.53       2.37       3.02         2.39

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.11)         (.13)        (.12)      (.33)      (.07)      (.03)        (.03)
Distributions from net realized gain               (.78)         (.29)        (.61)      (.22)      (.32)      (.55)        (.78)
                                                -------       -------      -------    -------    -------    -------       ------
Total dividends and distributions
to shareholders                                    (.89)         (.42)        (.73)      (.55)      (.39)      (.58)        (.81)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $31.49        $29.89       $24.59     $19.69     $18.71     $16.73       $31.07
                                                =======       =======      =======    =======    =======    =======       ======

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                8.44%        23.56%       29.88%      8.41%     14.34%     21.93%        8.19%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                               $1,339,099      $897,493     $367,240   $163,340   $127,225    $40,563   $1,191,658
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,124,976      $609,303     $251,626   $136,623    $87,864    $22,081   $  949,410
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              0.64%(6)      0.64%        1.02%      0.96%      2.69%      0.72%        0.15%(6)
Expenses                                           1.54%(6)      1.62%        1.69%      1.78%      1.83%      2.27%        2.03%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         13.9%         25.4%        21.0%      42.0%      24.0%      32.0%        13.9%
Average brokerage commission rate(8)            $0.0576       $0.0554           --          --         --         --     $0.0576

       1. For the period from December 16, 1996 (inception of offering) to April 30, 1997.

       2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

       3. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.

       4. Based on average shares outstanding for the period.

       5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12     Oppenheimer Quest Opportunity Value Fund

                                                 CLASS C                                                            CLASS Y
---------------------------------------------    ---------------------------------------------------------------    ----------
                                                                                                                    PERIOD
                                                 SIX MONTHS                                                         ENDED
                                                 ENDED                                                              APRIL 30,
YEAR ENDED OCTOBER 31,                           APRIL 30, 1997  YEAR ENDED OCTOBER 31,                             1997(1)
1996(3)      1995        1994       1993(2)      (UNAUDITED)     1996(3)        1995        1994         1993(2)    (UNAUDITED)
===============================================================================================================================

  $24.33     $19.59      $18.70     $18.73         $29.45        $24.31        $19.58      $18.70         $18.73         $29.93
-------------------------------------------------------------------------------------------------------------------------------

     .05        .11(4)      .08(4)     .02(4)         .03           .06           .08(4)      .08(4)         .02(4)         .02
    5.47       5.36        1.34       (.05)          2.35          5.44          5.38        1.33           (.05)          1.57
 -------    -------     -------    -------        -------       -------       -------     -------        -------        -------

    5.52       5.47        1.42       (.03)          2.38          5.50          5.46        1.41           (.03)          1.59

-------------------------------------------------------------------------------------------------------------------------------

    (.07)      (.12)       (.31)        --           (.02)         (.07)         (.12)       (.31)            --             --
    (.29)      (.61)       (.22)        --           (.78)         (.29)         (.61)       (.22)            --             --
 -------    -------     -------    -------        -------       -------       -------     -------        -------        -------

    (.36)      (.73)       (.53)        --           (.80)         (.36)         (.73)       (.53)            --             --
-------------------------------------------------------------------------------------------------------------------------------
  $29.49     $24.33      $19.59     $18.70         $31.03        $29.45        $24.31      $19.58         $18.70         $31.52
 =======    =======     =======    =======        =======       =======       =======     =======        =======        =======

===============================================================================================================================
   22.92%     29.19%       7.84%     (0.16)%         8.17%        22.89%        29.16%       7.78%         (0.16)%         5.31%

===============================================================================================================================


$718,506   $217,663     $43,317     $2,115       $303,771      $181,066       $49,608      $7,289           $313        $ 3,550
-------------------------------------------------------------------------------------------------------------------------------
$426,358   $116,523     $16,216     $1,175       $241,430      $105,445       $24,168      $2,709           $172        $   560
-------------------------------------------------------------------------------------------------------------------------------

    0.12%      0.48%       0.43%      1.32%(6)       0.15%(6)      0.12%         0.37%       0.43%          1.13%(6)       1.21%(6)
    2.14%      2.21%       2.34%      2.52%(6)       2.03%(6)      2.14%         2.31%       2.35%          2.52%(6)       1.42%(6)
-------------------------------------------------------------------------------------------------------------------------------
    25.4%      21.0%       42.0%      24.0%          13.9%         25.4%         21.0%       42.0%          24.0%          13.9%
 $0.0554         --          --         --        $0.0576       $0.0554            --          --             --        $0.0576

       6. Annualized.

       7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1997 were $877,814,008 and $262,935,256, respectively.

       8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

       See accompanying Notes to Financial Statements.


13  Oppenheimer Quest Opportunity Value Fund

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a diversified portfolio of common stocks, bonds and cash equivalents. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

14     Oppenheimer Quest Opportunity Value Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS ENDED APRIL 30, 1997(1)       YEAR ENDED OCTOBER 31, 1996
                                                        ----------------------------------       ----------------------------
                                                        SHARES              AMOUNT               SHARES          AMOUNT
       ----------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                             15,628,287         $ 487,594,431         18,898,662     $ 520,099,622
       Dividends and distributions reinvested              895,939            27,272,410            261,183         6,621,016
       Redeemed                                         (4,026,839)         (124,955,016)        (4,066,611)     (112,653,025)
                                                       -----------         -------------        -----------     -------------
       Net increase                                     12,497,387         $ 389,911,825         15,093,234     $ 414,067,613
                                                       ===========         =============        ===========     =============

       ----------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                             14,786,797         $ 455,557,343         16,806,769     $ 458,977,376
       Dividends and distributions reinvested              673,884            20,276,412            132,115         3,318,700
       Redeemed                                         (1,464,698)          (44,883,343)        (1,520,680)      (41,570,947)
                                                       -----------         -------------        -----------     -------------
       Net increase                                     13,995,983         $ 430,950,412         15,418,204     $ 420,725,129
                                                       ===========         =============        ===========     =============

       ----------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                              3,967,812         $ 122,285,863          4,681,623     $ 127,733,287
       Dividends and distributions reinvested              170,998             5,140,202             30,694           770,104
       Redeemed                                           (497,293)          (15,241,717)          (605,328)      (16,522,314)
                                                       -----------         -------------        -----------     -------------
       Net increase                                      3,641,517         $ 112,184,348          4,106,989     $ 111,981,077
                                                       ===========         =============        ===========     =============

       ----------------------------------------------------------------------------------------------------------------------
       Class Y:
       Sold                                                122,961         $   3,768,047                 --     $          --
       Redeemed                                            (10,335)             (315,319)                --                --
                                                       -----------         -------------        -----------     -------------
       Net increase                                        112,626         $   3,452,728                 --     $          --
                                                       ===========         =============        ===========     =============

       1. For the six months ended April 30, 1997 for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to April 30, 1997 for Class Y shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
       At April 30, 1997, net unrealized appreciation on investments of $393,166,644 was composed of gross appreciation of $423,312,822, and gross depreciation of $30,146,178.

15     Oppenheimer Quest Opportunity Value Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

              The Manager pays OpCap Advisors (the Sub-Adviser) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1997, the Manager paid $3,370,946 to the Sub-Adviser. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

              For the six months ended April 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $8,467,350, of which $2,562,655 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $16,563,063 and $1,100,134, of which $482,044 and
       $19,062, respectively, was paid to an affiliated broker/dealer. During the six months ended April 30, 1997, OFDI received contingent deferred sales charges of $751,992 and $34,647, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1997, the Fund paid OFS $889,981.

              Under a proposed Distribution and Service Plan for Class A shares (that was approved by the Board of Trustees at a meeting held February 4, 1997 and by the shareholders of the Fund at a meeting held May 23,
       1997) OFDI is compensated for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1997, OFDI paid $288,288 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $593,490 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

              Under proposed Distribution and Service Plans for Class B and C shares (that were approved by the Board of Trustees at a meeting held February 4, 1997 and by the shareholders of the Fund at a meeting held May 23, 1997) OFDI is compensated for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1997, OFDI paid $61,876 and $42,304, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $4,235,280 and $795,643, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At April 30, 1997, OFDI had incurred unreimbursed expenses of $30,910,405 for Class B and $2,657,630 for Class C.

16     Oppenheimer Quest Opportunity Value Fund

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
A Series of Oppenheimer Quest for Value Funds

================================================================================
OFFICERS AND TRUSTEES
       Bridget A. Macaskill, Chairman of the Board of Trustees and President Paul Y. Clinton, Trustee
       Thomas W. Courtney, Trustee
       Lacy B. Herrmann, Trustee
       George Loft, Trustee
       Robert C. Doll, Jr., Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
SUB-ADVISER
       OpCap Advisors

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       State Street Bank and Trust Company

================================================================================
INDEPENDENT ACCOUNTANTS
       Price Waterhouse LLP

================================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

17     Oppenheimer Quest Opportunity Value Fund

       OPPENHEIMERFUNDS FAMILY

================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

              When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

              At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.


================================================================================
REAL ASSET FUNDS
       Real Asset Fund                      Gold & Special Minerals Fund

================================================================================
STOCK FUNDS
       Developing Markets Fund              Growth Fund
       Global Emerging Growth Fund          Global Fund
       Enterprise Fund                      Quest Global Value Fund
       International Growth Fund            Disciplined Value Fund
       Discovery Fund                       Oppenheimer Fund
       Quest Small Cap Value Fund           Value Stock Fund
       Capital Appreciation Fund(2)         Quest Value Fund
       Quest Capital Value Fund

================================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund     Equity Income Fund
       Quest Opportunity Value Fund         Disciplined Allocation Fund
       Total Return Fund                    Multiple Strategies Fund(3)
       Quest Growth & Income Value Fund     Strategic Income & Growth Fund
       Global Growth & Income Fund          Bond Fund for Growth

================================================================================
BOND FUNDS
       International Bond Fund              Bond Fund
       High Yield Fund                      U.S. Government Trust
       Champion Income Fund                 Limited-Term Government Fund
       Strategic Income Fund

================================================================================
MUNICIPAL FUNDS
       California Municipal Fund(4)         Insured Municipal Fund
       Florida Municipal Fund(4)            Intermediate Municipal Fund
       New Jersey Municipal Fund(4)
       New York Municipal Fund(4)           Rochester Division
       Pennsylvania Municipal Fund(4)       Rochester Fund Municipals
       Municipal Bond Fund                  Limited Term New York Municipal Fund

================================================================================
MONEY MARKET FUNDS(5)
       Money Market Fund                    Cash Reserves

================================================================================
LIFESPAN
       Growth Fund                          Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. On 12/18/96, the Fund's name was changed from "Target Fund."

       3. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       4. Available only to investors in certain states.

       5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

18     Oppenheimer Quest Opportunity Value Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0236.001.0497       June 30, 1997

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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